UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     September 28, 2000
                                                          ------------------



                                   TRITON ENERGY LIMITED
                                   ---------------------
              (Exact name of registrant as specified in its charter)



        Cayman  Islands                      1-11675                None
   -----------------------------      ---------------------         ----
   (State or other jurisdiction of   (Commission                (IRS  Employer
         incorporation)                File  Number)         Identification No.)


                 Caledonian  House,  Jennett  Street
                      P.O.  Box  1043
                       George  Town
          Grand  Cayman,  Cayman  Islands                              NA
          -------------------------------                              --
         (Address of principal executive offices)                  (Zip  Code)



     Registrant's telephone number, including area code  (345) 949-0050
                                                        --------------------




                                       N/A
          (Former name or former address, if changed since last report)

ITEM  5.    OTHER  EVENTS.

     On September 28, 2000, Triton Energy Limited (the "Company") issued a press release reporting it will sell $300 million of 8 7/8% senior notes due 2007 in an offering within the United States to qualified institutional investors and outside the United States to non-U.S. investors.

     A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  No.                              Description
-----------                               -----------

99.1                                     Press Release dated September 28, 2000.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRITON  ENERGY  LIMITED



Date:  September  28,  2000        By: /s/ W. Greg Dunlevy
                                       ------------------------------
                                      W. Greg Dunlevy, Senior Vice President
                                        and Chief Financial Officer